              As filed with the Securities and Exchange Commission
                               on November 26, 2002

                                                    Registration No. 811-05159
                                                                    333-100489

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM N-14

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                      [__] Pre-Effective Amendment No. ____
                       [X] Post-Effective Amendment No. 1
                        (Check Appropriate Box or Boxes)

                               RS INVESTMENT TRUST
               (Exact Name of Registrant as Specified in Charter)

                                 1-800-766-3863
                        (Area Code and Telephone Number)

                   388 Market Street, San Francisco, CA 94111
 (Address of Principal Executive Offices: Number, Street, City, State, Zip Code)

G. Randall Hecht                  Copies to:   Timothy W. Diggins, Esq.
c/o RS Investments                             Ropes & Gray
388 Market Street                              One International Place
San Francisco, California  94111               Boston, Massachusetts  02110-2624

                     (Name and Address of Agent For Service)

   As soon as practicable after this Registration Statement becomes effective.
                 (Approximate Date of Proposed Public Offering)


It is proposed that this filing will become effective:
    (check appropriate box)

    /x/         Immediately upon filing pursuant to paragraph (b);
    / /         On (date) pursuant to paragraph (b)
    / /         60 days after filing pursuant to paragraph (a)(1);
    / /         On (date) pursuant to paragraph (a)(1);
    / /         75 days after filing pursuant to paragraph (a)(2); or
    / /         On (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

    / /         This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                               RS INVESTMENT TRUST
                                388 MARKET STREET
                         SAN FRANCISCO, CALIFORNIA 94111


                                                             November 26, 2002


DEAR SHAREHOLDER:

     You are cordially invited to attend a Meeting of shareholders of RS Aggressive Growth Fund, a series of RS Investment Trust, to be held on Thursday, January 9, 2003, at 8:00 a.m., San Francisco time, at the offices of the Trust at 388 Market Street, San Francisco, California. At the Meeting, shareholders will be asked to vote on a proposed merger of RS Aggressive Growth Fund into RS Emerging Growth Fund, also a series of the Trust. Shares of RS Aggressive Growth Fund would be exchanged at net asset value for shares of RS Emerging Growth Fund.

     Although the Trustees would like very much to have each shareholder attend the Meeting, they realize that this is not possible. Whether or not you plan to be present at the Meeting, your vote is needed. PLEASE COMPLETE, SIGN, AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. A POSTAGE-PAID ENVELOPE IS ENCLOSED FOR THIS PURPOSE.

     We look forward to seeing you at the Meeting or receiving your proxy card so your shares may be voted at the Meeting.


                                                Sincerely yours,

                                                /s/ G. RANDALL HECHT

                                                G. Randall Hecht
                                                President


SHAREHOLDERS ARE URGED TO SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE SO AS TO BE REPRESENTED AT THE MEETING.

                               RS INVESTMENT TRUST

                            RS AGGRESSIVE GROWTH FUND

                        NOTICE OF MEETING OF SHAREHOLDERS

                                JANUARY 9, 2003

To the Shareholders:

     Notice is hereby given that a Meeting of shareholders of RS Aggressive Growth Fund (the "Aggressive Growth Fund"), a series of RS Investment Trust (the "Trust"), will be held at the offices of the Trust at 388 Market Street, San Francisco, California, on Thursday, January 9, 2003 at 8:00 a.m.,
San Francisco time, for the following purposes:

     I. To approve or disapprove an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Aggressive Growth Fund to RS Emerging Growth Fund (the "Emerging Growth Fund"), another series of the Trust, in exchange for shares of the Emerging Growth Fund and the assumption by the Emerging Growth Fund of all of the liabilities of the Aggressive Growth Fund, and the distribution of such shares to the shareholders of the Aggressive Growth Fund in complete liquidation of the Aggressive Growth Fund.


     II. To consider such other business as may properly come before the Meeting.

     Shareholders of record as of the close of business on November 6, 2002 are entitled to notice of, and to vote at, the Meeting.

                                            By order of the Board of Trustees


                                            SUZANNE M. DUFRANE
                                            SECRETARY



November 26, 2002

                               RS INVESTMENT TRUST
                                388 MARKET STREET
                         SAN FRANCISCO, CALIFORNIA 94111
                                 1-800-766-FUND

                            RS AGGRESSIVE GROWTH FUND



                           PROSPECTUS/PROXY STATEMENT



                                                               November 26, 2002

     This Prospectus/Proxy Statement relates to the proposed merger (the "Merger") of RS Aggressive Growth Fund (the "Aggressive Growth Fund"), a series of RS Investment Trust (the "Trust"), into RS Emerging Growth Fund (the "Emerging Growth Fund"), another series of the Trust. The Merger is to be effected through the transfer of all of the assets of the Aggressive Growth Fund to the Emerging Growth Fund in exchange for shares of beneficial interest of the Emerging Growth Fund (the "Merger Shares") and the assumption by the Emerging Growth Fund of all of the liabilities of the Aggressive Growth Fund, followed by the distribution of the Merger Shares to the shareholders of the Aggressive Growth Fund in complete liquidation of the Aggressive Growth Fund. As a result of the proposed Merger, each shareholder of the Aggressive Growth Fund will receive in exchange for his or her Aggressive Growth Fund shares a number of Emerging Growth Fund shares equal in value at the date of the exchange to the aggregate value of the shareholder's Aggressive Growth Fund shares.


     Because shareholders of the Aggressive Growth Fund are being asked to approve a transaction which will result in their receiving shares of the Emerging Growth Fund, this Proxy Statement also serves as a Prospectus for the Merger Shares of the Emerging Growth Fund.


     The Emerging Growth Fund's investment objective is capital appreciation. It pursues this objective by investing primarily in smaller, rapidly growing emerging companies.


     THIS PROSPECTUS/PROXY STATEMENT EXPLAINS CONCISELY WHAT YOU SHOULD KNOW BEFORE INVESTING IN THE EMERGING GROWTH FUND. PLEASE READ IT AND KEEP IT FOR FUTURE REFERENCE.


     This Prospectus/Proxy Statement is accompanied by a current Prospectus of the Trust dated May 1, 2002 as amended or supplemented from time to time (the "Prospectus"). The Prospectus contains information regarding the Aggressive Growth Fund and the Emerging Growth Fund; that information is incorporated into this Prospectus/Proxy Statement by reference. The Aggressive Growth Fund and the Emerging Growth Fund are sometimes referred to in this Prospectus/Proxy Statement individually as a "Fund" and collectively as the "Funds."

     The following documents have been filed with the Securities and Exchange Commission (the "SEC"): (i) the Annual Report to Shareholders of the Trust for the year ended December 31, 2001 (the "Annual Report"); (ii) the Semi-Annual Report to Shareholders of the Trust for the period ended June 30, 2002 (the "Semi-Annual Report"); (iii) the current Statement of Additional Information of the Trust, dated May 1, 2002, as revised August 30, 2002, as amended or supplemented from time to time (the "SAI"); and (iv) a Statement of Additional Information dated November 26, 2002 relating to the transaction described in this Prospectus/Proxy Statement (the "Merger SAI"). The Merger SAI is incorporated into this Prospectus/Proxy Statement by reference.

     For a free copy of any or all of the Prospectus, Annual Report, Semi-Annual Report, SAI, or Merger SAI referred to above, please call 1-800-766-FUND or write to the Trust at the address appearing above.

THE SECURITIES OFFERED BY THIS PROSPECTUS/PROXY STATEMENT HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS
OVERVIEW OF THE MERGER                                                          1
RISK FACTORS                                                                    5
MEETING OF SHAREHOLDERS                                                         8
APPROVAL OR DISAPPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION                 8
INFORMATION ABOUT THE FUNDS                                                    14
VOTING INFORMATION                                                             14
APPENDIX A   AGREEMENT AND PLAN OF REORGANIZATION                             A-1
APPENDIX B   MANAGEMENT'S DISCUSSION OF THE EMERGING GROWTH FUND PERFORMANCE  B-1
APPENDIX C   FINANCIAL HIGHLIGHTS OF THE EMERGING GROWTH FUND                 C-1

                             OVERVIEW OF THE MERGER

PROPOSED TRANSACTION


     The Trustees of the Trust have unanimously approved an Agreement and Plan of Reorganization between the Aggressive Growth Fund and the Emerging Growth Fund (the "Agreement"), which is attached to this Prospectus/Proxy statement as APPENDIX A. Pursuant to the terms of the Agreement, the Aggressive Growth Fund will receive a number of shares of the Emerging Growth Fund (the "Merger Shares") equal in value to the value of the net assets of the Aggressive Growth Fund being transferred to the Emerging Growth Fund. Following the transfer, (i) the Aggressive Growth Fund will distribute to each of its shareholders a number of full and fractional Merger Shares of the Emerging Growth Fund equal in value to the aggregate value of that shareholder's Aggressive Growth Fund shares, and (ii) the Aggressive Growth Fund will be liquidated.


     The shares of the Emerging Growth Fund have substantially identical characteristics to the shares of the Aggressive Growth Fund. Shares of each Fund are sold at net asset value, without an initial sales charge imposed by the Fund, and are subject to a distribution fee at an annual rate of 0.25% of the average daily net assets attributable to the Fund's shares.

     The Trustees unanimously recommend that shareholders of the Aggressive Growth Fund approve the Merger because it offers shareholders the opportunity to pursue a similar investment program in a larger fund, with potentially reduced operating expenses. See "Operating Expenses" below and "Approval or Disapproval of Agreement and Plan of Reorganization -- Background and Reasons for the Proposed Merger."

OPERATING EXPENSES

     The following tables summarize a shareholder's maximum transaction costs from investing in shares of each Fund and expenses incurred by each Fund in its fiscal year ended December 31, 2001. Expenses of the Emerging Growth Fund are shown for the Fund's fiscal year ended December 31, 2001, and are shown as restated to give effect on a pro forma combined basis to the proposed Merger, as if the Merger had occurred as of January 1, 2001. Expenses shown for the Aggressive Growth Fund reflect an expense limitation currently in effect; there is no assurance that the limitation will continue in effect in the future. The tables are provided to help explain a shareholder's share of the operating expenses which each Fund incurs. The examples which follow show the estimated cumulative expenses attributable to a hypothetical $10,000 investment in the Aggressive Growth Fund and the Emerging Growth Fund, over specified periods.

SHAREHOLDER TRANSACTION EXPENSES            AGGRESSIVE GROWTH FUND   EMERGING GROWTH FUND
----------------------------------------------------------------------------------------------
   Maximum Sales Charge (Load) Imposed on            None                    None
   Purchases

   Maximum Deferred Sales Charge (Load)              None                    None

   Maximum Sales Charge (Load) Imposed on
   Reinvested Dividends                              None                    None
   Redemption Fee*                                   None                    None
   Exchange Fee                                      None                    None

* A $9.00 FEE IS CHARGED FOR REDEMPTIONS MADE BY BANK WIRE.

ANNUAL FUND OPERATING                                                                             EMERGING GROWTH
EXPENSES                                                                                                FUND
   (AS A PERCENTAGE OF NET ASSETS)       AGGRESSIVE GROWTH FUND       EMERGING GROWTH FUND            PRO FORMA
-------------------------------------- ---------------------------- -------------------------- ------------------------
   Management Fees                                1.00%                       1.00%                     1.00%
   Distribution (12b-1) Fees                      0.25%                       0.25%                     0.25%
   Shareholder Service Fee                        0.00%                       0.00%                     0.00%
   Other Expenses                                 0.43%                       0.34%                     0.35%**
                                                  -----                       -----                     -----
   Total Annual Fund Operating Expenses           1.68%                       1.59%                     1.60%
    Fee Waiver and/or Expense
        Limitations                               .02%*                        N/A                       N/A
    Net Expenses                                 1.66%*                       1.59%                     1.60%



* The Net Expenses shown for the Aggressive Growth Fund show the effect of an expense limitation on Total Annual Fund Operating Expenses. The expense limitation is imposed pursuant to a subadministration and accounting services agreement between the Trust and PFPC, Inc.

** Includes expenses borne by the Emerging Growth Fund in connection with the Merger.

The following example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment earns a 5% return each year and that the Fund's operating expenses for each year are the same as those shown above under "Total Annual Fund Operating Expenses" (except that the Aggressive Growth Fund's operating expenses for the first year are assumed to be the same as those shown above under "Net Expenses"). Your actual costs may be higher or lower. Based on these assumptions, your costs would be:



EXAMPLE                        1 YEAR          3 YEARS          5 YEARS         10 YEARS
------------------------------------------ ----------------- --------------- ----------------
   Aggressive Growth Fund       $169             $528             $910           $1,979
   Emerging Growth Fund         $162             $502             $865           $1,883
   Emerging Growth Fund
      Pro Forma                 $163             $505             $870           $1,894


     This information is provided to help investors understand the operating expenses of the Funds. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE PERFORMANCE. ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN. Because of Rule 12b-1 fees paid by the

Funds, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales load permitted under applicable broker-dealer sales rules.

FEDERAL INCOME TAX CONSEQUENCES

     It is expected that the Merger will be a tax-free reorganization for federal income tax purposes in accordance with Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the "Code"), and consequently that no gain or loss will be recognized by the Aggressive Growth Fund or its shareholders as a result of the Merger, and the tax basis of the Merger Shares received by each Aggressive Growth Fund shareholder will be the same as the tax basis of the shareholder's Aggressive Growth Fund shares. See "Information About the Merger -- Federal Income Tax Consequences."

COMPARISON OF INVESTMENT OBJECTIVES, POLICIES, AND RESTRICTIONS


     The investment objectives, policies, and restrictions of the Funds and certain differences between them are summarized below. For a more detailed description of the investment techniques used by the Funds, please see the accompanying Prospectus, as well as the SAI and the Merger SAI.


     The investment objective of both Funds is capital appreciation. RS Investment Management, L.P. ("RS Investments") currently serves as investment adviser to both Funds.

     The Emerging Growth Fund invests principally in smaller, rapidly growing emerging companies. The Fund invests in a diversified portfolio of equity securities (principally common stocks) of companies that RS Investments believes have the potential for more rapid growth than the overall economy. The Fund normally invests at least 80% of its net assets in such emerging growth companies. Although the Fund may invest without limit in companies of any size, it is likely, under current market conditions, that a substantial amount of its investments will be in companies with market capitalizations of $1.5 billion or less. As a result, the Emerging Growth Fund would not typically invest in larger capitalization companies in which the Aggressive Growth Fund invests.


     The Aggressive Growth Fund invests in companies of any size that RS Investments believes offer the potential for significant increases in value. The Fund invests principally in common stocks but may also invest any portion of its assets in preferred stocks and warrants.

     Both Funds generally invest in industry segments that are experiencing rapid growth and in companies with proprietary advantages. Both Funds are likely to invest a portion of their assets (and may invest without limit) in technology and Internet-related companies. At October 31, 2002, the Funds held roughly similar amounts of their assets in technology and Internet-related companies (approximately 40% in the case of the Aggressive Growth Fund and approximately 37% in the case of the Emerging Growth Fund). The percentages of the Funds' assets invested in such companies have varied over time, and the percentages of the Funds' assets invested in such companies have at times varied substantially between the two Funds.

     The Aggressive Growth Fund may sell securities short if RS Investments expects the value of the securities to decline.

     In selecting investments for each Fund, RS Investments considers a number of factors, including whether the company has a distinct proprietary element, whether it is gaining market share, whether it is earning superior margins or experiencing superior profitability or whether its incremental margins have potential to show improving returns, whether it participates in an emerging space with a large market opportunity, and whether it has a strong management team.

     RS Investments expects that the Emerging Growth Fund will sell securities it receives in connection with the Merger to the extent RS Investments considers that they are not appropriate for investment by that Fund. Those securities are not expected to constitute a substantial portion of the Emerging Growth Fund's assets. Any capital gains recognized in these sales (not offset by capital loss carryforwards) would be distributed to the Emerging Growth Fund's shareholders (including holders of Merger Shares) as capital gain dividends (to the extent of net capital gains) and/or ordinary dividends (to the extent of net short-term capital gains) during or with respect to the year of sale, and such distributions would be taxable to shareholders subject to income tax.


COMPARISON OF DISTRIBUTION POLICIES AND PURCHASE, EXCHANGE, AND REDEMPTION PROCEDURES


     The Funds have substantially the same procedures for purchasing shares. Neither Fund imposes an initial sales charge, although shares of each Fund are subject to a distribution fee at an annual rate of 0.25% of the average daily net assets of the Fund.

     Shares of each Fund can be exchanged at net asset value for shares of any other fund offered by the Trust, subject to certain investment minimums.

     Redemption procedures for the Funds are also substantially identical. Shares of a Fund may be redeemed on any day the New York Stock Exchange is open at their net asset value next determined after receipt of the redemption request. Shares can be redeemed through participating financial institutions, by calling or submitting a written redemption request directly to the Fund's transfer agent (for non-broker accounts), online at www.Rsinvestments.com or through Autosell (an automated system enabling electronic fund transfers to be made directly between a shareholder's Fund account and bank account).

     Each Fund distributes substantially all of its net investment income and net capital gain income on a current basis.

                                  RISK FACTORS

PRINCIPAL RISKS OF AN INVESTMENT IN THE EMERGING GROWTH FUND

     It is possible to lose money on an investment in the Emerging Growth Fund.

     - EQUITY SECURITIES. One risk of investing in the Emerging Growth Fund is the risk that the value of the equity securities in the portfolio will fall, or will not appreciate as anticipated by RS Investments, due to factors that adversely affect particular companies in the portfolio and/or the U.S. equities market in general.

     - OVERWEIGHTING. Overweighting investments in certain sectors or industries of the U.S. stock market increases the risk that the Emerging Growth Fund will suffer a loss because of general declines in the prices of stocks in those sectors or industries.

     - SMALL COMPANIES. The Emerging Growth Fund invests in smaller companies, which tend to be more vulnerable to adverse developments than larger companies. These companies may have limited product lines, markets, or financial resources, or may depend on a limited management group. They may be recently organized, without proven records of success. Their securities may trade infrequently and in limited volumes. As a result, the prices of these securities may fluctuate more than prices of securities of larger, more widely traded companies, and the Fund may experience difficulty in establishing or closing out positions in these securities at prevailing market prices. Also, there may be less publicly available information about small companies or less market interest in their securities compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of their issuers' earnings potential or assets.

    - TECHNOLOGY AND INTERNET INVESTMENTS. The Emerging Growth Fund's investments in technology and Internet-related companies may be highly volatile. Changes in their prices may reflect changes in investor evaluation of a particular product or group of products, of the prospects of a company to develop and market a particular technology successfully, or of technology or Internet-related investments generally.

     - PORTFOLIO TURNOVER. Frequent purchases and sales of the Emerging Growth Fund's portfolio securities involve expenses to the Fund, including brokerage commissions or dealer markups and other transaction costs. They may also result in realization of taxable capital gains, which may be taxed to shareholders at ordinary income tax rates.

     The principal risks of an investment in the Aggressive Growth Fund are similar, with the addition of the risks of short sales and short positions. Because the Emerging Growth Fund generally invests in smaller companies than does the Aggressive Growth Fund, it is subject to a greater extent to the risks described above under "Small Companies." In addition, the Aggressive Growth Fund has in the past invested larger percentages of its assets in securities of individual companies than has the Emerging Growth Fund; as a result, the Aggressive Growth Fund is subject to a greater risk from adverse developments affecting the securities of those companies.

ADDITIONAL INFORMATION REGARDING RISKS OF INVESTING IN THE EMERGING GROWTH FUND


     Certain risks associated with an investment in the Emerging Growth Fund are summarized below. A more detailed description of certain of the risks associated with an investment in the Emerging Growth Fund may be found in the Prospectus under the captions "Other Investment Strategies and Risks" and "Risks of Investing in the Funds" and in the SAI.


     The values of all securities and other instruments held by the Emerging Growth Fund vary from time to time in response to a wide variety of market factors. Consequently, the net asset value per share of the Emerging Growth Fund will vary so that an investor's shares, when redeemed, may be worth more or less than the amount invested.


     INVESTMENTS IN SMALLER COMPANIES. The Emerging Growth Fund may invest a substantial portion of its assets in securities issued by small companies. Such companies may offer greater opportunities for capital appreciation than larger companies, but investments in such companies may involve certain special risks. Such companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group. In addition, such companies may have been recently organized and have little or no track record of success. Also, RS Investments may not have had an opportunity to evaluate such newer companies' performance in adverse or fluctuating market conditions. While the markets in securities of such companies have grown rapidly in recent years, such securities may trade less frequently and in smaller volume than more widely held securities. The values of these securities may fluctuate more sharply than those of other securities, and the Fund may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, and it may take a longer period of time for the prices of such securities to reflect the full value of their issuers' underlying earnings potential or assets.



     Some securities of smaller issuers may be restricted as to resale or may otherwise be highly illiquid. The ability of the Fund to dispose of such securities may be greatly limited, and the Fund may have to continue to hold such securities during periods when RS Investments would otherwise have sold the securities. It is possible that RS Investments or its affiliates or clients may hold securities issued by the same issuers, and may in some cases have acquired the securities at different times, on more favorable terms, or at more favorable prices, than the Fund.

     SECTOR CONCENTRATION. At times, the Emerging Growth Fund may invest more than 25% of its assets in securities of issuers in one or more market sectors such as the technology sector. A market sector may be made up of companies in a number of related industries. The Fund would only concentrate its investments in a particular market sector if RS Investments were to believe the investment return available from concentration in that sector justifies any additional risk associated with concentration in that sector. When the Fund concentrates its investments in a market sector, financial, economic, business, and other developments affecting issuers in that sector will have a greater effect on the Fund than if it had not concentrated its assets in that sector.

     HIGH TECHNOLOGY AND THE INTERNET. The Emerging Growth Fund may invest all or a substantial portion of its assets in companies in high-technology or Internet-related sectors. Companies in those sectors operate in markets that are characterized by rapid change, evolving industry standards, frequent new service and product announcements, introductions, enhancements, and changing customer demands. The failure of a company to adapt to such changes could have a material adverse effect on the company's business, results of operations, and financial condition. In addition, the widespread adoption of new technologies or other technological changes could require substantial expenditures by a company to modify or adapt its services or infrastructure, which could have a material adverse effect on its business, results of operations, and financial condition. Investments in these sectors may be highly volatile.

     SECURITIES LOANS AND REPURCHASE AGREEMENTS. The Emerging Growth Fund may lend portfolio securities to broker-dealers and may enter into repurchase agreements. These transactions must be fully collateralized at all times, but involve some risk to the Fund if the other party should default on its obligations and the Fund is delayed or prevented from recovering the collateral.

     DEFENSIVE STRATEGIES. At times, RS Investments may judge that market conditions make pursuing the Fund's basic investment strategy inconsistent with the best interests of its shareholders. At such times, RS Investments may temporarily use alternative strategies, primarily designed to reduce fluctuations in the values of the Fund's assets. In implementing these "defensive" strategies, the Fund may invest in U.S. Government securities, other high-quality debt instruments, and other securities RS Investments believes to be consistent with the Fund's best interests. If such a temporary "defensive" strategy is implemented, the Fund may not achieve its investment objective.

     PORTFOLIO TURNOVER. The length of time the Fund has held a particular security is not generally a consideration in investment decisions. The investment policies of the Fund may lead to frequent changes in the Fund's investments, particularly in periods of volatile market movements. A change in the securities held by the Fund is known as "portfolio turnover." Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. Such sales may result in realization of taxable capital gains, which are generally taxed to shareholders at ordinary income tax rates. The portfolio turnover rate for the Emerging Growth Fund for the year ended December 31, 2001 was 148%.

                             MEETING OF SHAREHOLDERS

     This Prospectus/Proxy Statement is furnished in connection with a meeting of shareholders of the Aggressive Growth Fund to be held on January 9, 2003 or at such later time made necessary by adjournment (the "Meeting"), and the solicitation of proxies by and on behalf of the Trustees of the Trust for use at the Meeting. The Meeting is being held to consider the proposed Merger of the Aggressive Growth Fund into the Emerging Growth Fund by the transfer of all of the Aggressive Growth Fund's assets and liabilities to the Emerging Growth Fund. This Prospectus/Proxy Statement and the enclosed form of proxy are being mailed to shareholders on or about November 26, 2002.

     The Trustees of the Trust know of no matters other than those set forth herein to be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the Trustees' intention that proxies will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

                APPROVAL OR DISAPPROVAL OF AGREEMENT AND
                        PLAN OF REORGANIZATION

SUMMARY OF PROPOSAL


     The shareholders of the Aggressive Growth Fund are being asked to approve or disapprove the Merger between the Aggressive Growth Fund and the Emerging Growth Fund. The Merger is proposed to take place pursuant to the Agreement and Plan of Reorganization between the Aggressive Growth Fund and the Emerging Growth Fund (the "Agreement"), a copy of which is attached to this Prospectus/Proxy Statement as APPENDIX A.

     The Agreement provides, among other things, for the transfer of all of the assets of the Aggressive Growth Fund to the Emerging Growth Fund in exchange for (i) the assumption by the Emerging Growth Fund of all of the liabilities of the Aggressive Growth Fund and (ii) the issuance to the Aggressive Growth Fund of the Merger Shares, the number of which will be calculated based upon the value of the net assets of the Aggressive Growth Fund acquired by the Emerging Growth Fund and the net asset value per share of the Emerging Growth Fund, all as more fully described below under "Information About the Merger."


     After receipt of the Merger Shares, the Aggressive Growth Fund will cause the Merger Shares to be distributed to its shareholders in complete liquidation of the Aggressive Growth Fund. Each shareholder of the Aggressive Growth Fund will receive a number of full and fractional Merger Shares equal in value at the date of the exchange to the aggregate value of the shareholder's Aggressive Growth Fund shares.

     TRUSTEES' RECOMMENDATIONS. The Trustees of the Trust have voted unanimously to approve the proposed Merger by and between the Aggressive Growth Fund and the Emerging Growth Fund and to recommend that shareholders of the Aggressive Growth Fund also approve the Merger.

     REQUIRED SHAREHOLDER VOTE. Approval of the proposed Merger will require the affirmative vote of a "majority of the outstanding voting securities" of the Aggressive Growth Fund (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")), which means the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of the Fund or (ii) 67% or more of the shares of the Fund present at the Meeeting if more than 50% of the outstanding shares of the Fund are represented at the Meeting in person or by proxy.

     A shareholder of the Aggressive Growth Fund objecting to the proposed Merger is not entitled under either Massachusetts law or the Trust's Agreement and Declaration of Trust (the "Declaration of Trust") to demand payment for or an appraisal of his or her Aggressive Growth Fund shares if the Merger is consummated over his or her objection. Shareholders may, however, redeem their shares at any time prior to the Merger, and if the Merger is consummated, shareholders will still be free at any time to redeem their Merger Shares, in each case for cash at net asset value at the time of such redemption, or to exchange their Merger Shares for shares of the same class of other funds offered by the Trust.


BACKGROUND AND REASONS FOR THE PROPOSED MERGER


     The Trustees of the Trust, including the Trustees who are not "interested persons" of the Trust (the "Independent Trustees") within the meaning of the 1940 Act, have determined that the Merger would be in the best interests of each Fund, and that the interests of each Fund's shareholders would not be diluted as a result of effecting the Merger. In evaluating the proposed Merger, the Trustees considered the investment objectives and policies of both Funds, the cost of the Merger to the Funds, the asset sizes, the fee structures, and the operating histories of both Funds. The Trustees also consulted with RS Investments concerning the anticipated impact that the Merger would have on the Funds and their shareholders with respect to a variety of factors, including tax considerations. See "Information about the Merger - Federal Income Tax Consequences," below.


     The principal reasons why the Trustees are recommending the Merger are as follows:


     POTENTIAL BENEFITS OF A SINGLE INVESTMENT PORTFOLIO. The Trustees considered that, at the time the Aggressive Growth Fund was organized, the market capitalizations of companies in which the emerging growth group at RS Investments specializes -- smaller rapidly growing companies -- had increased substantially. As a result, many of those companies were available for investment by the Aggressive Growth Fund, but not by the Emerging Growth Fund due to the Emerging Growth Fund's focus on smaller companies. The Trustees considered that, since that time, market capitalizations of many of those companies have contracted sharply. As a result, the Emerging Growth Fund is now able to purchase the stocks of many companies which previously were available for purchase only by the Aggressive Growth Fund. They considered the view expressed by RS Investments that the Merger would be of benefit to shareholders of both Funds, since it will allow RS Investments' emerging growth team to focus its efforts on a single investment portfolio of smaller, rapidly growing companies.

     POTENTIAL FOR REDUCTION IN EXPENSES. The Trustees considered that the combination of the two Funds will increase the asset base over which the Aggressive Growth Fund's expenses will be spread. They considered that the rate at which the Emerging Growth Fund will pay expenses following the Merger will likely be less than the rate at which the Aggressive Growth Fund would pay expenses in the absence of the Merger. The Trustees also considered the view of RS Investments that, under current market conditions, it is unlikely that the Aggressive Growth Fund will increase substantially in size in the foreseeable future due to the sale of additional shares of the Fund, and so is unlikely to achieve the economies of scale or cost savings that often accompany increases in a mutual fund's size.

     CONTINUING INVESTMENT OPPORTUNITY WITH APPROPRIATE INVESTMENT OBJECTIVES, ETC. The Trustees considered that the Emerging Growth Fund offers a continuing investment program that is similar to that offered by the Aggressive Growth Fund. The emerging growth team at RS Investments uses the same basic investment discipline in managing both Funds. The Trustees considered that, although it is likely that the Emerging Growth Fund will over time invest in fewer companies with large market capitalizations than would the Aggressive Growth Fund (as is the case today), under current market conditions the Emerging Growth Fund would likely provide a comparable investment opportunity to that currently afforded by the Aggressive Growth Fund.


INFORMATION ABOUT THE MERGER

     AGREEMENT AND PLAN OF REORGANIZATION. The proposed Agreement provides that the Emerging Growth Fund will acquire all of the assets of the Aggressive Growth Fund in exchange for (i) the assumption by the Emerging Growth Fund of all of the liabilities of the Aggressive Growth Fund and (ii) the issuance of the Merger Shares, all as of the Exchange Date (defined in the Agreement to be January 10, 2003 or such other date as may be agreed upon by the Funds). The following discussion of the Agreement is qualified in its entirety by the full text of the Agreement, a copy of which is attached to this Prospectus/Proxy Statement as APPENDIX A.

     The Aggressive Growth Fund will sell all of its assets to the Emerging Growth Fund. In exchange, the Emerging Growth Fund will assume all of the liabilities of the Aggressive Growth Fund and deliver to the Aggressive Growth Fund a number of full and fractional Merger Shares having an aggregate net asset value equal to the value of the assets of the Aggressive Growth Fund, less the value of the liabilities of the Aggressive Growth Fund assumed by the Emerging Growth Fund.

     Immediately following the Exchange Date, the Aggressive Growth Fund will distribute pro rata to its shareholders of record as of the close of business on the Exchange Date the full and fractional Merger Shares received by the Aggressive Growth Fund. As a result of the proposed transaction, each holder of shares of the Aggressive Growth Fund will receive a number of Merger Shares equal in aggregate value at the Exchange Date to the value of the shares of the Aggressive Growth Fund held by the shareholder. This distribution will be accomplished by the establishment of accounts on the share records of the Emerging Growth Fund in the names of the Aggressive Growth Fund shareholders, each account representing the number of full and fractional Merger Shares due such shareholder. Certificates for Merger Shares will not be issued.


     The consummation of the Merger is subject to the conditions set forth in the Agreement, any of which may be waived. The Agreement may be terminated and the Merger abandoned at any time, before or after approval by the shareholders of the Aggressive Growth Fund, prior to the Exchange Date, by mutual consent of the Funds or, if any condition set forth in the Agreement has not been fulfilled and has not been waived by the party entitled to its benefits, by such party.

     It is expected that all legal and accounting fees and expenses, printing, filing and proxy solicitation expenses, portfolio transfer taxes (if any), brokerage and similar expenses, and other fees and expenses incurred in connection with the consummation of the transactions contemplated by the Agreement will be borne by the Emerging Growth Fund up to an aggregate of $140,000; the Aggressive Growth Fund will pay amounts in excess of $140,000.

     Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by the other party of such expenses would result in the disqualification of either party as a "regulated investment company" within the meaning of
Section 851 of the Code.

     DESCRIPTION OF THE MERGER SHARES. Full and fractional Merger Shares will be issued to the Aggressive Growth Fund's shareholders in accordance with the procedure under the Agreement as described above. The Merger Shares are shares of the Emerging Growth Fund, which have characteristics substantially similar to shares of the Aggressive Growth Fund.


     Each Fund pays a management fee at an annual rate of 1.00% of average daily net assets. Shares of each Fund are sold at net asset value, without an initial sales charge imposed by the Fund, and are subject to a distribution fee at an annual rate of 0.25% of the Fund's average daily net assets. Shares of each Fund are subject to a $9.00 fee charged for redemptions made by bank wire. In addition, shares of each Fund can be exchanged at net asset value for shares of any other fund offered by the Trust, subject to certain limitations set forth in the Prospectus.

     ADMINISTRATIVE ARRANGEMENTS. The Aggressive Growth Fund has entered into an Administrative Services Agreement with RS Investments pursuant to which RS Investments continuously provides business management services to the Fund. No fees are payable by the Aggressive Growth Fund under that Agreement. RS Investments provides administrative services to the Emerging Growth Fund pursuant to its Investment Advisory Agreement with RS Investments.


     FEDERAL INCOME TAX CONSEQUENCES. The Merger will be a tax-free reorganization. The Merger will be conditioned on receipt of an opinion from Ropes & Gray, counsel to both Funds, to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes: (i) under Section 361 of the Code, no gain or loss will be recognized by the Aggressive Growth Fund as a result of the reorganization; (ii) under Section 354 of the Code, no gain or loss will be recognized by shareholders of the Aggressive Growth Fund on the distribution of Merger Shares to them in exchange for their shares of the Aggressive Growth Fund; (iii) under Section 358 of the Code, the aggregate tax basis of the Merger Shares that the Aggressive Growth Fund's shareholders receive in place of their Aggressive Growth Fund shares will be the same as the aggregate tax basis of the Aggressive Growth Fund shares exchanged for the Merger Shares; (iv) under Section 1223(1) of the Code, an Aggressive Growth Fund shareholder's holding period for the Merger Shares received pursuant to the Agreement will be determined by including the holding period for the Aggressive Growth Fund shares exchanged for the Merger Shares, provided that the shareholder held the Aggressive Growth Fund shares as a capital asset; (v) under Section 1032 of the Code, no gain or loss will be recognized by the Emerging Growth Fund as a result of the reorganization;
(vi) under Section 362(b) of the Code, the Emerging Growth Fund's tax basis in the assets that the Emerging Growth Fund receives from the Aggressive Growth Fund will be the same as the Aggressive Growth Fund's basis in such assets; and (vii) under Section 1223(2) of the Code, the Emerging Growth Fund's holding period in such assets will include the Aggressive Growth Fund's holding period in such assets. The treatment of the Merger as a tax-free reorganization will be based in part on the circumstances prevailing at the time of the Merger.


     As of October 31, 2002, the Aggressive Growth Fund had net loss carryforwards and realized capital losses amounting to approximately $11.01 per share of the Fund; the net asset value per share of that Fund at October 31, 2002 was $4.09. Net loss carryforwards and realized losses of the Emerging Growth Fund through the same date amounted to approximately $32.91 per share of the Fund; the net asset value per share of that Fund at October 31, 2002 was $18.95. Following the Merger, the ability of the Emerging Growth Fund to make use of the capital loss carryforwards available to the Aggressive Growth Fund will likely be substantially limited due to the Merger. If the Emerging Growth Fund's assets were to appreciate substantially, former shareholders of the Aggressive Growth Fund following the Merger will likely receive taxable distributions in a greater amount, or sooner, than would have been the case if they had remained shareholders of the Aggressive Growth Fund and the Merger had not occurred.

     This description of the federal income tax consequences of the Merger is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Merger, including the applicability and effect of state, local, non-U.S., and other tax laws. To receive a written summary of your investment history call the Funds at 1-800-766-FUND.

     DECLARATION OF TRUST. Each of the Merger Shares will be fully paid and nonassessable by the Emerging Growth Fund when issued, will be transferable without restriction, and will have no preemptive or conversion rights.


     Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the obligations of the trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and/or the Emerging Growth Fund and requires that notice of such disclaimer be given in each agreement, undertaking, or obligation entered into or executed by the Trust, the Emerging Growth Fund, or the Trust's Trustees. The Declaration of Trust provides for indemnification out of the Emerging Growth Fund property for all loss and expense of any shareholder held personally liable for the obligations of the Emerging Growth Fund. Thus, the risk of a shareholder's incurring financial loss from shareholder liability is limited to circumstances in which the Emerging Growth Fund would be unable to meet its obligations. The likelihood of such a circumstance is considered remote. The shareholders of the Aggressive Growth Fund are currently subject to the same risk of shareholder liability under Massachusetts law and the Declaration of Trust.

     The Declaration of Trust provides that Trustees may be removed by majority vote of the Trustees.


     The Declaration of Trust provides that any fund, including the Aggressive Growth Fund, may be terminated at any time by the affirmative vote of a "majority of the outstanding voting securities" of that fund (as the quoted phrase is defined in the 1940 Act) or by the Trustees by written notice to the shareholders of that fund. The Declaration of Trust provides that the Trust may be terminated at any time by the affirmative vote of a "majority of the outstanding voting securities" of each series of the Trust (as the quoted phrase is defined in the 1940 Act), voting separately by series, or by the Trustees by written notice to the shareholders of the Trust.


     The Declaration of Trust provides that 40% of the shares entitled to vote at the Meeting will constitute a quorum for that meeting, although a greater quorum will be required to approve the Merger.

     CAPITALIZATION. The following table shows the capitalizations of the Emerging Growth Fund and the Aggressive Growth Fund as of October 31, 2002 and of the Emerging Growth Fund on a pro forma basis as of that date, giving effect to the proposed Merger:



                                               October 31, 2002

                                                                                          Emerging Growth Fund:
                                Aggressive Growth Fund        Emerging Growth Fund         Pro Forma Combined
Net Assets                            $45,240,512                $1,207,892,987              $1,253,133,499

Shares outstanding                     11,054,322                    63,742,697                 66,130,059

Net asset value per share                   $4.09                       $18.95                      $18.95

                           INFORMATION ABOUT THE FUNDS

     Other information regarding the Aggressive Growth Fund and the Emerging Growth Fund, including information with respect to their investment objectives, policies, restrictions and financial histories may be found in the Merger SAI, the Prospectus, the SAI, the Annual Report, and the Semi-Annual Report, which are available upon request by calling 1-800-766-FUND. To the extent that any information in respect of the Aggressive Growth Fund or the Emerging Growth Fund found in any such document is inconsistent with the information contained in this Prospectus/Proxy Statement, this Prospectus/Proxy Statement should be deemed to supersede such other document.



     Proxy materials, reports, proxy and information statements, and other information filed by the Trust with respect to the Funds can be inspected and copied at the Public Reference Facility maintained by the Securities and Exchange Commission at 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549 at prescribed rates.



     Portfolio manager commentary relating to the Emerging Growth Fund for the year ended December 31, 2001 is included as APPENDIX B to this Prospectus/Proxy Statement. Financial highlights for the Emerging Growth Fund for the past five fiscal years and for the six-month period ended June 30, 2002 (unaudited) are included as APPENDIX C to this Prospectus/Proxy Statement.

                               VOTING INFORMATION

     RECORD DATE, QUORUM, AND METHOD OF TABULATION. Shareholders of record of the Aggressive Growth Fund at the close of business on November 6, 2002 (the "Record Date") will be entitled to notice of and to vote at the Meeting or any adjournment thereof. The holders of 40% of the shares of the Aggressive Growth Fund outstanding at the close of business on the Record Date present in person or represented by proxy will constitute a quorum for the Meeting, although a larger quorum will be required to approve the Merger. Shareholders are entitled to one vote for each share held, with fractional shares voting proportionally. Only shareholders of the Aggressive Growth Fund will vote on the approval or disapproval of the Merger.

     Votes cast by proxy or in person at the Meeting will be counted by one or more persons appointed by the Trust to act as tellers for the Meeting. The tellers will count the total number of votes cast "for" approval of the proposal for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count shares represented by proxies that reflect abstentions or "broker non-votes" (I.E., shares held by a broker or nominee as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Abstentions and broker non-votes will have the effect of negative votes on the Merger.

     SHARES OUTSTANDING AND BENEFICIAL OWNERSHIP. As of the Record Date, as shown on the books of the Trust, there were issued and outstanding 11,049,361.426 shares of beneficial interest of the Aggressive Growth Fund and 65,224,086.912 shares of beneficial interest of the Emerging Growth Fund.

     As of the Record Date, to the Trust's knowledge, the shareholders who owned of record or beneficially 5% or more of the outstanding shares of the Aggressive Growth Fund or the Emerging Growth Fund were as follows:


                                                                                                     PERCENTAGE OF OUTSTANDING
                                                                                                     SHARES OF EMERGING GROWTH
                                                                     PERCENTAGE OF OUTSTANDING            FUND OWNED UPON
         SHAREHOLDER                            SHARES OWNED            SHARES OF FUND OWNED       CONSUMMATION OF THE MERGER*
AGGRESSIVE GROWTH FUND
Charles Schwab & Co.                           2,595,295.049**                  23.49%                           .84%
101 Montgomery St
San Francisco, CA  94104

National Financial Services                    2,153,701.452**                  19.49%                           .70%
PO Box 3908
Church Street Station
New York, NY  10008

Donald Lufkin Jenrette Securities Corp.          954,716.909**                   8.64%                           .31%
PO Box 2052
Jersey City, NJ  07303

National Investor Services Corp.                 655,326.004**                   5.93%                           .21%
55 Water St
New York, NY  10041

LPL Financial Services                           583,349.897**                   5.28%                           .19%
9785 Towne Centre Dr
San Diego, CA  92121


EMERGING GROWTH FUND
Charles Schwab & Co.                          13,040,333.354**                  19.99%                         19.28%
101 Montgomery St.
San Francisco, CA 94104

National Financial Services                    6,938,919.327**                  10.64%                         10.26%
P.O. Box 3908
Church Street Station
New York, NY 10008-3908

* The column captioned "Percentage of Outstanding Shares of Emerging Growth Fund Owned upon Consummation of Merger" assumes the Merger was consummated on November 6, 2002, and is for information purposes only. No assurance can be given as to how many shares of the Emerging Growth Fund will be received by the shareholders of the Aggressive Growth Fund on the actual date the Merger takes place and the foregoing should not be relied upon to reflect the number of shares of the Emerging Growth Fund that actually will be received on or after such date.
** Shares are believed to be held only as nominee.

     As of the Record Date, the officers and Trustees of the Trust as a group beneficially owned less than 1% of the outstanding shares of each of the Aggressive Growth Fund and the Emerging Growth Fund.



     SOLICITATION OF PROXIES. Solicitation of proxies by personal interview, mail, telephone, and telegraph may be made by officers and Trustees of the Trust and employees of RS Investments and its affiliates (none of whom will receive additional compensation therefor). In addition, the Funds have retained D.F. King & Co., Inc. to aid in the solicitation of proxies. It is expected that the cost of retaining D.F. King & Co., Inc. and other expenses incurred in connection with the solicitation of proxies will be borne by the Emerging Growth Fund or, to the extent fees and expenses of the Merger exceed $140,000 in the aggregate, by the Aggressive Growth Fund. The anticipated cost of the solicitation of proxies is $60,000. You may receive a phone call from D.F. King & Co., Inc. as the meeting date approaches. If you have any questions regarding the proposal, please call D.F. King & Co., Inc. at 1-800-431-9643.

     You may vote by mailing the enclosed proxy card. In addition to voting by mail, you may also give your voting instructions via the Internet or by touchtone telephone by following the instructions on the enclosed proxy card. These voting procedures are designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded.

     REVOCATION OF PROXIES. Any shareholder giving a proxy has the power to revoke it at any time before it is exercised by sending or delivering a written revocation to the Secretary of the Trust (which will be effective when it is received by the Secretary), by properly executing a later-dated proxy, or by attending the Meeting, requesting return of such proxy, and voting in person. All properly executed proxies received in time for the Meeting will be voted in accordance with the specification made, or, if no specification is made, FOR the proposal to implement the Merger.

     SHAREHOLDER PROPOSALS AT FUTURE MEETINGS OF SHAREHOLDERS. The Declaration of Trust does not provide for annual meetings of shareholders and the Trust does not currently intend to hold such a meeting for shareholders in 2002. Shareholder proposals for inclusion in a proxy statement for any subsequent meeting of the Aggressive Growth Fund's shareholders must be received by the Trust a reasonable period of time prior to any such meeting. If the Merger is consummated, the Aggressive Growth Fund's existence will terminate, after which there would be no meetings of the shareholders of the Aggressive Growth Fund.

     ADJOURNMENT. In the event that sufficient votes in favor of the Merger proposal are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting for a period of not more than 60 days in the aggregate to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal. They will vote against any such adjournment those proxies which they have been instructed to vote against the proposal, and they will vote to abstain any such proxies which they are required to abstain from voting on the proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Funds.


November 26, 2002

                                   APPENDIX A

                     AGREEMENT AND PLAN OF REORGANIZATION

     This Agreement and Plan of Reorganization (the "Agreement") is made as of October 4, 2002 in San Francisco, California, by and between RS Investment Trust, a Massachusetts business trust (the "Trust"), on behalf of its RS Aggressive Growth Fund series (the "Acquired Fund"), and the Trust, on behalf of its RS Emerging Growth Fund series (the "Acquiring Fund").

PLAN OF REORGANIZATION


     (a) The Acquired Fund will sell, assign, convey, transfer, and deliver to the Acquiring Fund on the Exchange Date (as defined in Section 6) all of its properties and assets. In consideration therefor, the Acquiring Fund shall, on the Exchange Date, assume all of the liabilities of the Acquired Fund existing at the Valuation Time (as defined in Section 3(c)) and deliver to the Acquired Fund a number of full and fractional shares of beneficial interest of the Acquiring Fund (the "Merger Shares") having an aggregate net asset value equal to the value of the assets of the Acquired Fund transferred to the Acquiring Fund on such date less the value of the liabilities of the Acquired Fund assumed by the Acquiring Fund on that date.

     (b) Upon consummation of the transactions described in paragraph (a) of this Agreement, the Acquired Fund shall distribute the Merger Shares to its shareholders of record as of the Exchange Date in complete liquidation, each such shareholder being entitled to receive that proportion of such Merger Shares which the number of shares of beneficial interest of the Acquired Fund held by such shareholder bears to the number of shares of the Acquired Fund outstanding on such date. Certificates representing the Merger Shares will not be issued. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund.


     (c) As promptly as practicable after the liquidation of the Acquired Fund as aforesaid, the Acquired Fund shall be dissolved pursuant to the provisions of the Trust's Agreement and Declaration of Trust, as amended, and applicable law, and its legal existence terminated. Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund up to and including the Exchange Date and, if applicable, such later date on which the Acquired Fund is liquidated.

AGREEMENT

     The Acquiring Fund and the Acquired Fund agree as follows:


     1. REPRESENTATIONS, WARRANTIES, AND AGREEMENTS OF THE ACQUIRING FUND. The Acquiring Fund represents and warrants to and agrees with the Acquired Fund that:

     a. The Acquiring Fund is a series of shares of the Trust, a Massachusetts business trust duly established and validly existing under the laws of The Commonwealth of Massachusetts, and has power to own all of its properties and assets and to carry out its obligations under this Agreement. The Trust is qualified as a foreign association in every jurisdiction where required, except to the extent that failure so to qualify would not have a material adverse effect on the Trust. Each of the Trust and the Acquiring Fund has all necessary federal, state, and local authorizations to carry on its business as now being conducted and to carry out this Agreement.


     b. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.


     c. A statement of assets and liabilities, statement of operations, statement of changes in net assets, and a schedule of investments (indicating their market values) of the Acquiring Fund as of and for the year ended December 31, 2001 have been furnished to the Acquired Fund. Such statement of assets and liabilities and schedule fairly present the financial position of the Acquiring Fund as of their date and such statements of operations and changes in net assets fairly reflect the results of its operations and changes in net assets for the period covered thereby in conformity with generally accepted accounting principles.

     d. The current prospectuses and statement of additional information of the Trust, dated May 1, 2002 and May 1, 2002, as revised August 30, 2002, respectively (collectively, the "RS Prospectus"), which have previously been furnished to the Acquired Fund, did not contain as of such date and do not contain as of the date hereof, with respect to the Trust and the Acquiring Fund, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

     e. There are no material legal, administrative, or other proceedings pending or, to the knowledge of the Trust or the Acquiring Fund, threatened against the Trust in respect of the Acquiring Fund, which assert liability on the part of the Trust or the Acquiring Fund. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

     f. To the best of its knowledge and except as previously disclosed to the Acquired Fund by the Acquiring Fund, the Acquiring Fund has no known liabilities of a material nature, contingent or otherwise, other than those shown belonging to it on its statement of assets and liabilities as of December 31, 2001, those incurred in the ordinary course of its business as an investment company since December 31, 2001, and those to be assumed pursuant to this Agreement. Prior to the Exchange Date, the Acquiring Fund will endeavor to quantify and to reflect on its balance sheet all of its material known liabilities and will advise the Acquired Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to December 31, 2001, whether or not incurred in the ordinary course of business.


     g. As of the Exchange Date, the Acquiring Fund will have filed all federal and other tax returns and reports which, to the knowledge of the Trust's officers, are required to be filed by the Acquiring Fund and has paid or will pay all federal and other taxes shown to be due on said returns or on any assessments received by the Acquiring Fund. All tax liabilities of the Acquiring Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquiring Fund has been asserted, and no question with respect thereto has been raised or is under audit, by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.


     h. No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act and state securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

     i. The registration statement (the "Registration Statement") filed with the Securities and Exchange Commission (the "Commission") by the Trust on Form N-14 on behalf of the Acquiring Fund and relating to the Merger Shares issuable hereunder and the proxy statement of the Acquired Fund relating to the meeting of the Acquired Fund's shareholders referred to in Section 7(a) herein (together with the documents incorporated therein by reference, the "Acquired Fund Proxy Statement"), on the effective date of the Registration Statement, (i) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders meeting referred to in Section 7(a) and on the Exchange Date, the prospectuses which are contained in the Registration Statement, as amended or supplemented by any amendments or supplements filed with the Commission by the Trust, and the Acquired Fund Proxy Statement will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Registration Statement or the Acquired Fund Proxy Statement made in reliance upon and in conformity with information furnished by the Acquired Fund to the Acquiring Fund or the Trust specifically for use in the Registration Statement or the Acquired Fund Proxy Statement.

     j. There are no material contracts outstanding to which the Acquiring Fund is a party, other than as are or will be disclosed in the RS Prospectus, the Registration Statement, or the Acquired Fund Proxy Statement.


     k. To the best of its knowledge and except as previously disclosed to the Acquired Fund by the Acquiring Fund, all of the issued and outstanding shares of beneficial interest of the Acquiring Fund have been offered for sale and sold in conformity with all applicable federal and state securities laws (including any applicable exemptions therefrom), or the Acquiring Fund has taken any action necessary to remedy any prior failure to have offered for sale and sold such shares in conformity with such laws.

     l. The Acquiring Fund qualifies and will at all times through the Exchange Date qualify for taxation as a "regulated investment company" under Sections 851 and 852 of the Internal Revenue Code of 1986, as amended (the "Code").

     m. The issuance of the Merger Shares pursuant to this Agreement will be in compliance with all applicable federal and state securities laws.

     n. The Merger Shares to be issued to the Acquired Fund have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and non-assessable by the Acquiring Fund, and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof.

     o. All issued and outstanding shares of the Acquiring Fund are, and at the Exchange Date will be, duly authorized, validly issued, fully paid, and non-assessable by the Acquiring Fund. The Acquiring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any of the Acquiring Fund shares, nor is there outstanding any security convertible into any Acquiring Fund shares.

     2. REPRESENTATIONS, WARRANTIES, AND AGREEMENTS OF THE ACQUIRED FUND. The Acquired Fund represents and warrants to and agrees with the Acquiring Fund that:


     a. The Acquired Fund is a series of shares of the Trust, a Massachusetts business trust duly established and validly existing under the laws of The Commonwealth of Massachusetts, and has power to own all of its properties and assets and to carry out this Agreement. The Trust is qualified as a foreign association in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Trust. Each of the Trust and the Acquired Fund has all necessary federal, state, and local authorizations to own all of its properties and assets and to carry on its business as now being conducted and to carry out this Agreement.


     b. The Trust is registered under the 1940 Act as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.


     c. A statement of assets and liabilities, statement of operations, statement of changes in net assets, and a schedule of investments (indicating their market values) of the Acquired Fund as of and for the fiscal year ended December 31, 2001 have been furnished to the Acquiring Fund. Such statement of assets and liabilities and schedule fairly present the financial position of the Acquired Fund as of their date, and such statements of operations and changes in net assets fairly reflect the results of its operations and changes in net assets for the periods covered thereby, in conformity with generally accepted accounting principles.

     d. The RS Prospectus, which has been previously furnished to the Acquiring Fund, did not contain as of such dates and does not contain, with respect to the Acquired Fund, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

     e. There are no material legal, administrative, or other proceedings pending or, to the knowledge of the Trust or the Acquired Fund, threatened against the Trust or the Acquired Fund, which assert liability on the part of the Trust in respect of the Acquired Fund. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

     f. There are no material contracts outstanding to which the Acquired Fund is a party, other than as are disclosed in the Trust's registration statement on Form N-1A or the RS Prospectus.


     g. To the best of its knowledge and except as previously disclosed to the Acquiring Fund by the Acquired Fund, the Acquired Fund has no known liabilities of a material nature, contingent or otherwise, other than those shown on the Acquired Fund's statement of assets and liabilities as of December 31, 2001 referred to above and those incurred in the ordinary course of its business as an investment company since such date. Prior to the Exchange Date, the Acquired Fund will endeavor to quantify and to reflect on its balance sheet all of its material known liabilities and will advise the Acquiring Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to December 31, 2001, whether or not incurred in the ordinary course of business.

     h. As of the Exchange Date, the Acquired Fund will have filed all federal and other tax returns and reports which, to the knowledge of the Trust's officers, are required to be filed by the Acquired Fund and has paid or will pay all federal and other taxes shown to be due on said returns or on any assessments received by the Acquired Fund. All tax liabilities of the Acquired Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquired Fund has been asserted, and no question with respect thereto has been raised or is under audit, by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.


     i. At the Exchange Date, the Trust, on behalf of the Acquired Fund, will have full right, power, and authority to sell, assign, transfer, and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement. At the Exchange Date, subject only to the delivery of the Investments and any such other assets and liabilities as contemplated by this Agreement, the Acquiring Fund will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens, or security interests whatsoever and without any restrictions upon the transfer thereof. As used in this Agreement, the term "Investments" shall mean the Acquired Fund's investments shown on the schedule of its investments as of December 31, 2001 referred to in Section 2(c) hereof, as supplemented with such changes in the portfolio as the Acquired Fund has made or shall make, and changes resulting from stock dividends, stock split-ups, mergers, and similar corporate actions through the Exchange Date.


     j. No registration under the 1933 Act of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the Acquiring Fund or the Acquired Fund, except as previously disclosed to the Acquiring Fund by the Acquired Fund.


     k. No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, 1934 Act, the 1940 Act, or state securities or blue sky laws.

     l. The Registration Statement and the Acquired Fund Proxy Statement, on the effective date of the Registration Statement, (i) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder and
          (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders meeting referred to in Section 7(a) and on the Exchange Date, the Acquired Fund Proxy Statement and the Registration Statement will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Registration Statement or the Acquired Fund Proxy Statement made in reliance upon and in conformity with information furnished in writing by the Acquiring Fund to the Acquired Fund or the Trust specifically for use in the Registration Statement or the Acquired Fund Proxy Statement.


     m. The Acquired Fund qualifies and will at all times through the Exchange Date qualify for taxation as a "regulated investment company" under Sections 851 and 852 of the Code.

     n. To the best of its knowledge and except as previously disclosed to the Acquiring Fund by the Acquired Fund, all of the issued and outstanding shares of beneficial interest of the Acquired Fund have been offered for sale and sold in conformity with all applicable federal and state securities laws (including any applicable exemptions therefrom), or the Acquired Fund has taken any action necessary to remedy any prior failure to have offered for sale and sold such shares in conformity with such laws.


     o. All issued and outstanding shares of the Acquired Fund are, and at the Exchange Date will be, duly authorized, validly issued, fully paid, and nonassessable by the Acquired Fund. The Acquired Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any of the Acquired Fund shares, nor is there outstanding any security convertible into any of the Acquired Fund shares.


     3.   REORGANIZATION.


     a. Subject to the requisite approval of the shareholders of the Acquired Fund and to the other terms and conditions contained herein (including the Acquired Fund's obligation to distribute to its shareholders all of its investment company taxable income and net capital gain as described in Section 8(l) hereof), the Acquired Fund agrees to sell, assign, convey, transfer and deliver to the Acquiring Fund, and the Acquiring Fund agrees to acquire from the Acquired Fund, on the Exchange Date all of the Investments and all of the cash and other properties and assets of the Acquired Fund, whether accrued or contingent (including cash received by the Acquired Fund upon the liquidation by the Acquired Fund of any investments), in exchange for that number of shares of beneficial interest of the Acquiring Fund provided for in Section 4 and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, whether accrued or contingent, existing at the Valuation Time (as defined below). Pursuant to this Agreement, the Acquired Fund will, as soon as practicable after the Exchange Date, distribute all of the Merger Shares received by it to the shareholders of the Acquired Fund in exchange for their shares of the Acquired Fund.


     b. The Acquired Fund will pay or cause to be paid to the Acquiring Fund any interest, cash or such dividends, rights and other payments received by it on or after the Exchange Date with respect to the Investments and other properties and assets of the Acquired Fund, whether accrued or contingent, received by it on or after the Exchange Date. Any such distribution shall be deemed included in the assets transferred to the Acquiring Fund at the Exchange Date and shall not be separately valued unless the securities in respect of which such distribution is made shall have gone "ex" such distribution prior to the Valuation Time, in which case any such distribution which remains unpaid at the Exchange Date shall be included in the determination of the value of the assets of the Acquired Fund acquired by the Acquiring Fund.

     c. The Valuation Time shall be 4:30 p.m. Eastern time on the Exchange Date or such earlier or later day as may be mutually agreed upon in writing by the parties hereto (the "Valuation Time").


     4. EXCHANGE DATE: VALUATION TIME. On the Exchange Date, the Acquiring Fund will deliver to the Acquired Fund a number of full and fractional Merger Shares having an aggregate net asset value equal to the value of the assets of the Acquired Fund transferred to the Acquiring Fund on such date less the value of the liabilities of the Acquired Fund assumed by the Acquiring Fund on that date.

     a. The net asset value of the Merger Shares to be delivered to the Acquired Fund, the value of the assets of the Acquired Fund, and the value of the liabilities of the Acquired Fund to be assumed by the Acquiring Fund, shall in each case be determined as of the Valuation Time.

     b. The net asset value of the Merger Shares shall be computed in the manner set forth in the RS Prospectus. The value of the assets and liabilities of the Acquired Fund shall be determined by the Acquiring Fund, in cooperation with the Acquired Fund, pursuant to procedures which the Acquiring Fund would use in determining the fair market value of the Acquiring Fund's assets and liabilities.


     c. No adjustments shall be made in the net asset value of either the Acquired Fund or the Acquiring Fund to take into account differences in realized and unrealized gains and losses.


     d. The Acquired Fund shall distribute the Merger Shares to the shareholders of the Acquired Fund by furnishing written instructions to the Acquiring Fund's transfer agent, which will as soon as practicable set up open accounts for each Acquired Fund shareholder in accordance with such written instructions.

     e. The Acquiring Fund shall assume all liabilities of the Acquired Fund, whether accrued or contingent, in connection with the acquisition of assets and subsequent dissolution of the Acquired Fund or otherwise.


     5. EXPENSES, FEES, ETC.

     a. All legal and accounting fees and expenses, printing, filing and proxy solicitation expenses, portfolio transfer taxes (if any), brokerage and similar expenses incurred in connection with the transactions contemplated by the Agreement will be borne by the Acquiring Fund, whether or not such transactions are consummated, up to an aggregate amount of $140,000; amounts in excess of $140,000 will be borne by the Acquired Fund. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by the other party of such expenses would result in the disqualification of either party as a "regulated investment company" within the meaning of Section 851 of the Code.

     b. Notwithstanding any other provision of this Agreement, if for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to the other party for any damages resulting therefrom, including, without limitation, consequential damages, except as specifically set forth above.

     6. EXCHANGE DATE. Delivery of the assets of the Acquired Fund to be transferred, assumption of the liabilities of the Acquired Fund to be assumed, and the delivery of the Merger Shares to be issued shall be made at the offices of Ropes & Gray, One International Place, Boston, Massachusetts 02110 as of January 10, 2003, or at such other date agreed to by the Acquiring Fund and the Acquired Fund, the date and time upon which such delivery is to take place being referred to herein as the "Exchange Date."

     7. MEETING OF SHAREHOLDERS; DISSOLUTION.

     a. The Trust, on behalf of the Acquired Fund, agrees to call a meeting of the Acquired Fund's shareholders as soon as is practicable after the effective date of the Registration Statement for the purpose of considering the sale of all of its assets to and the assumption of all of its liabilities by the Acquiring Fund as herein provided, adopting this Agreement, and authorizing the liquidation and dissolution of the Acquired Fund.

     b. The Acquired Fund agrees that the liquidation and dissolution of the Acquired Fund will be effected in the manner provided in the Trust's Declaration of Trust in accordance with applicable law and that on and after the Exchange Date, the Acquired Fund shall not conduct any business except in connection with its liquidation and dissolution.

     c. The Acquiring Fund will, in consultation with the Acquired Fund and based in part on information furnished by the Acquired Fund, file the Registration Statement with the Commission. The Acquired Fund and the Acquiring Fund will cooperate with each other and will furnish to each other the information relating to itself required by the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder to be set forth in the Registration Statement.


     8. CONDITIONS TO THE ACQUIRING FUND'S OBLIGATIONS. The obligations of the Acquiring Fund hereunder shall be subject to the following conditions:

     a. That this Agreement shall have been adopted and the transactions contemplated hereby shall have been approved by the requisite vote of the holders of the outstanding shares of beneficial interest of the Acquired Fund entitled to vote.

     b. That the Acquired Fund shall have furnished to the Acquiring Fund a statement of the Acquired Fund's assets and liabilities, with values determined as provided in Section 4 of this Agreement, together with a list of Investments with their respective tax costs, all as of the Valuation Time, certified on the Acquired Fund's behalf by the Trust's President (or any Vice President) and Treasurer (or any Assistant Treasurer), and a certificate of both such officers, dated the Exchange Date, that there has been no material adverse change in the financial position of the Acquired Fund since December 31, 2001, other than changes in the Investments and other assets of the Acquired Fund, change in the market value of the Investments and other assets of the Acquired Fund, or changes due to dividends paid or losses from operations.

     c. That the Acquired Fund shall have furnished to the Acquiring Fund a statement, dated the Exchange Date, signed by the Trust's President (or any Vice President) and Treasurer (or any Assistant Treasurer) certifying that as of the Valuation Time and as of the Exchange Date all representations and warranties of the Acquired Fund made in this Agreement are true and correct in all material respects as if made at and as of such dates and the Acquired Fund has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such dates.

     d. That the Acquired Fund shall have delivered to the Acquiring Fund a letter from PricewaterhouseCoopers L.L.P. dated the Exchange Date reporting on the results of applying certain procedures agreed upon by the Acquiring Fund and described in such letter, which limited procedures relate to schedules of the tax provisions and qualifying tests for regulated investment companies as prepared for the fiscal year ended December 31, 2001 and the period from December 31, 2001 to the Exchange Date (the latter period being based on unaudited data).

     e. That the Acquiring Fund shall have received an opinion of Ropes & Gray (which opinion would be based upon certain factual representations and subject to certain qualifications), dated the Exchange Date and in form satisfactory to the Acquiring Fund, to the effect that, on the basis of the existing provisions of the Code, current administrative rules, and court decisions, for federal income tax purposes (i) no gain or loss will be recognized by the Acquiring Fund upon receipt of the Investments transferred to the Acquiring Fund and assumption of liabilities pursuant to this Agreement in exchange for the Merger Shares; (ii) the basis to the Acquiring Fund of the Investments will be the same as the basis of the Investments in the hands of the Acquired Fund immediately prior to such exchange; and (iii) the Acquiring Fund's holding periods with respect to the Investments will include the respective periods for which the Investments were held by the Acquired Fund.

     f. That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

     g. That the Acquiring Fund shall have received an opinion of Ropes & Gray dated the Exchange Date, to the effect that (i) this Agreement has been duly authorized, executed, and delivered by the Trust on behalf of the Acquired Fund and, assuming that the Registration Statement, the RS Prospectus, and the Acquired Fund Proxy Statement comply with the 1933 Act, the 1934 Act, and the 1940 Act and assuming due authorization, execution, and delivery of this Agreement by the Trust on behalf of the Acquiring Fund, is a valid and binding obligation of the Trust and the Acquired Fund; (ii) the Trust, on behalf of the Acquired Fund, has power to sell, assign, convey, transfer, and deliver the assets contemplated hereby and, upon consummation of the transactions contemplated hereby in accordance with the terms of this Agreement, the Acquired Fund will have sold, assigned, conveyed, transferred and delivered such assets to the Acquiring Fund; (iii) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the Trust's Agreement and Declaration of Trust or By-Laws or any provision of any agreement known to such counsel to which the Trust or the Acquired Fund is a party or by which it is bound; and (iv) no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Trust on behalf of the Acquired Fund of the transactions contemplated hereby, except such as have been obtained under the 1933 Act, the 1934 Act, and the 1940 Act and such as may be required under state securities or blue sky laws.

     h. That the assets of the Acquired Fund to be acquired by the Acquiring Fund will include no assets which the Acquiring Fund, by reason of charter limitations or of investment restrictions disclosed in the Registration Statement in effect on the Exchange Date, may not properly acquire.

     i. That the Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Trust or the Acquiring Fund, threatened by the Commission.

     j. That the Trust shall have received from the Commission and any relevant state securities administrator such order or orders as are reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act, and any applicable state securities or blue sky laws in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

     k. That all actions taken by the Trust on behalf of the Acquired Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to the Acquiring Fund and its counsel.

     l. That, prior to the Exchange Date, the Acquired Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the shareholders of the Acquired Fund (i) all of the excess of (x) the Acquired Fund's investment income excludable from gross income under
          Section 103(a) of the Code over (y) the Acquired Fund's deductions disallowed under Sections 265 and 171(a)(2) of the Code, (ii) all of the Acquired Fund's investment company taxable income (as defined in Section 852 of the Code) for its taxable years ending on or after December 31, 2001 and on or prior to the Exchange Date (computed in each case without regard to any deduction for dividends paid), and
          (iii) all of the Acquired Fund's net capital gain realized (after reduction for any capital loss carryover), in each case for the taxable year ending on December 31, 2001 and all subsequent taxable periods ending on or prior to the Exchange Date.

     m. That the Acquired Fund's custodian shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Acquired Fund held or maintained by such custodian as of the Valuation Time.

     n. That the Acquired Fund's transfer agent shall have provided to the Acquiring Fund (i) the originals or true copies of all of the records of the Acquired Fund in the possession of such transfer agent as of the Exchange Date, (ii) a certificate setting forth the number of shares of the Acquired Fund outstanding as of the Valuation Time and
          (iii) the name and address of each holder of record of any shares and the number of shares held of record by each such shareholder.

     o. That all of the issued and outstanding shares of beneficial interest of the Acquired Fund shall have been offered for sale and sold in conformity with all applicable state securities or blue sky laws (including any applicable exemptions therefrom).

     p. That the Acquiring Fund shall have received from PricewaterhouseCoopers L.L.P. a letter addressed to the Acquiring Fund dated as of the Exchange Date satisfactory in form and substance to the Acquiring Fund reporting on the results of applying limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), which limited procedures relate as of the Valuation Time to the procedure customarily utilized by the Acquired Fund in valuing its assets and issuing its shares.


     9. CONDITIONS TO THE ACQUIRED FUND'S OBLIGATIONS. The obligations of the Acquired Fund hereunder shall be subject to the following conditions:


     a. That this Agreement shall have been adopted and the transactions contemplated hereby shall have been approved by the requisite vote of the holders of the outstanding shares of beneficial interest of the Acquired Fund entitled to vote.

     b. That the Acquiring Fund shall have furnished to the Acquired Fund a statement of the Acquiring Fund's net assets, together with a list of portfolio holdings with values determined as provided in Section 4, all as of the Valuation Time, certified on the Acquiring Fund's behalf by the Trust's President (or any Vice President) and Treasurer
          (or any Assistant Treasurer), and a certificate of both such officers, dated the Exchange Date, to the effect that as of the Valuation Time and as of the Exchange Date there has been no material adverse change in the financial position of the Acquiring Fund since December 31, 2001, other than changes in its portfolio securities since that date, changes in the market value of the portfolio securities, changes due to net redemptions, dividends paid or losses from operations.

     c. That the Trust, on behalf of the Acquiring Fund, shall have executed and delivered to the Acquired Fund an Assumption of Liabilities dated as of the Exchange Date pursuant to which the Acquiring Fund will assume all of the liabilities of the Acquired Fund existing at the Valuation Time in connection with the transactions contemplated by this Agreement.

     d. That the Acquiring Fund shall have furnished to the Acquired Fund a statement, dated the Exchange Date, signed by the Trust's President (or any Vice President) and Treasurer (or any Assistant Treasurer) certifying that as of the Valuation Time and as of the Exchange Date all representations and warranties of the Acquiring Fund made in this Agreement are true and correct in all material respects as if made at and as of such dates, and that the Acquiring Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates; and that the Trust, on behalf of the Acquiring Fund, shall have furnished to the Acquired Fund a statement, dated the Exchange Date, signed by an officer of the Trust certifying that, as of the Valuation Time and as of the Exchange Date, to the best of such officer's knowledge, after due inquiry, all representations and warranties of the Acquiring Fund made in this Agreement are true and correct in all material respects as if made at and as of such date.


     e. That there shall not be any material litigation pending or threatened with respect to the matters contemplated by this Agreement.


     f. That the Acquired Fund shall have received an opinion of Ropes & Gray dated the Exchange Date, to the effect that (i) the Merger Shares to be delivered to the Acquired Fund as provided for by this Agreement are duly authorized and upon such delivery will be validly issued and will be fully paid and non-assessable by the Trust and the Acquiring Fund; (ii) this Agreement has been duly authorized, executed, and delivered by the Trust on behalf of the Acquiring Fund and, assuming that the RS Prospectus, the Registration Statement, and the Acquired Fund Proxy Statement comply with the 1933 Act, the 1934
          Act, and the 1940 Act and assuming due authorization, execution, and delivery of this Agreement by the Trust on behalf of the Acquired Fund, is a valid and binding obligation of the Trust and the Acquiring Fund; (iii) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the Trust's Agreement and Declaration of Trust or By-Laws, or any provision of any agreement known to such counsel to which the Trust or the Acquiring Fund is a party or by which it is bound; (iv) no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Trust on behalf of the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act, and the 1940 Act and such as may be required under state securities or blue sky laws; and (v) the Registration Statement has become effective under the 1933 Act, and to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the 1933 Act.


     g. That all actions taken by the Trust on behalf of the Acquiring Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to the Acquired Fund and its counsel.

     h. That the Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Trust or the Acquiring Fund, threatened by the Commission.

     i. That the Trust shall have received from the Commission and any relevant state securities administrator such order or orders as are reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act, and any applicable state securities or blue sky laws in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

    j. That the Acquired Fund shall have received an opinion of Ropes & Gray, dated the Exchange Date (which opinion would be based upon certain factual representations and subject to certain customary qualifications), in form satisfactory to the Acquired Fund, to the effect that, on the basis of the existing provisions of the Code, current administrative rules, and court decisions, for federal income tax purposes: (i) no gain or loss will be recognized by the Acquired Fund as a result of the reorganization; (ii) no gain or loss will be recognized by shareholders of the Acquired Fund on the distribution of Merger Shares to them in exchange for their shares of the Acquired Fund; (iii) the aggregate tax basis of the Merger Shares that the Acquired Fund's shareholders receive in place of their Acquired Fund shares will be the same as the basis of their Acquired Fund shares exchanged for the Merger Shares; and
          (iv) an Acquired Fund's shareholder's holding period for the Merger Shares received pursuant to the Agreement will be determined by including the holding period for the Acquired Fund shares exchanged for the Merger Shares, provided that the shareholder held the Acquired Fund shares as a capital asset.


     10. INDEMNIFICATION.


     a. The Acquired Fund will indemnify and hold harmless, out of the assets of the Acquired Fund (which shall be deemed to include the assets of the Acquiring Fund represented by the Merger Shares following the Exchange Date) but no other assets, the Acquiring Fund and the trustees and officers of the Trust (for purposes of this subparagraph, the "Indemnified Parties") against any and all expenses, losses, claims, damages, and liabilities at any time imposed upon or reasonably incurred by any one or more of the Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit, or proceeding in which any one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to the Acquired Fund contained in the Registration
          Statement, the RS Prospectus, the Acquired Fund Proxy Statement, or any amendment or supplement to any of the foregoing, or arising out of or based upon the omission or alleged omission to state in any of the foregoing a material fact relating to the Acquired
          Fund required to be stated therein or necessary to make the statements relating to the Acquired Fund therein not misleading, including, without limitation, any amounts paid by any one or more of the Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit, or proceeding, or threatened claim, action, suit, or proceeding made with the consent of the Acquired Fund. The Indemnified Parties will notify the Trust and the Acquired Fund in writing within ten days after the receipt by any one or more of the Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Indemnified Party as to any matters covered by this Section 10(a). The Acquired Fund shall be entitled to participate at its own expense in the defense of any claim, action, suit, or proceeding covered by this
          Section 10(a), or, if it so elects, to assume at its expense by counsel satisfactory to the Indemnified Parties the defense of any such claim, action, suit, or proceeding, and if the Acquired Fund elects to assume such defense, the Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit, or proceeding at their expense. The Acquired Fund's obligation under Section 10(a) to indemnify and hold harmless the Indemnified Parties shall constitute a guarantee of payment so that the Acquired Fund will pay in the first instance any expenses, losses, claims, damages, and liabilities required to be paid by it under this Section 10(a) without the necessity of the Indemnified Parties' first paying the same.

     b. The Acquiring Fund will indemnify and hold harmless, out of the assets of the Acquiring Fund but no other assets, the Acquired Fund and the trustees and officers of the Trust (for purposes of this subparagraph, the "Indemnified Parties") against any and all expenses, losses, claims, damages, and liabilities at any time imposed upon or reasonably incurred by any one or more of the Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit, or proceeding in which any one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to the Acquiring Fund contained in the Registration Statement, the RS Prospectus, the Acquired Fund Proxy Statement, or any amendment or supplement to any of the foregoing, or arising out of or based upon, the omission or alleged omission to state in any of the foregoing a material fact relating to the Acquiring Fund required to be stated therein or necessary to make the statements relating to the Acquiring Fund therein not misleading, including, without limitation, any amounts paid by any one or more of the Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit, or proceeding, made with the consent of the Acquiring Fund. The Indemnified Parties will notify the Trust and the Acquiring Fund in writing within ten days after the receipt by any one or more of the Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Indemnified Party as to any matters covered by this Section 10(b). The Acquiring Fund shall be entitled to participate at its own expense in the defense of any claim, action, suit, or proceeding covered by this Section 10(b), or, if it so elects, to assume at its expense by counsel satisfactory to the Indemnified Parties the defense of any such claim, action, suit, or proceeding, and, if the Acquiring Fund elects to assume such defense, the Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit, or proceeding at their own expense. The Acquiring Fund's obligation under this Section 10(b) to indemnify and hold harmless the Indemnified Parties shall constitute a guarantee of payment so that the Acquiring Fund will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section 10(b) without the necessity of the Indemnified Parties' first paying the same.


     11. NO BROKER, ETC. Each of the Acquired Fund and the Acquiring Fund represents that there is no person who has dealt with it or the Trust who by reason of such dealings is entitled to any broker's or finder's or other similar fee or commission arising out of the transactions contemplated by this Agreement.


     12. TERMINATION. The Acquired Fund and the Acquiring Fund may, by mutual consent of the trustees of the Trust on behalf of each Fund, terminate this Agreement, and the Acquired Fund or the Acquiring Fund, after consultation with counsel and by consent of their respective trustees or an officer of the Trust, may waive any condition to their respective obligations hereunder. If the transactions contemplated by this Agreement have not been substantially completed by March 31, 2002, this Agreement shall automatically terminate on that date unless a later date is agreed to by the Acquired Fund and the Acquiring Fund.


     13. RULE 145. Pursuant to Rule 145 under the 1933 Act, the Acquiring Fund will, in connection with the issuance of any Merger Shares to any person who at the time of the transaction contemplated hereby is deemed to be an affiliate of a party to the transaction pursuant to Rule 145(c), cause to be affixed upon the certificates issued to such person (if any) a legend as follows:


     "THESE SHARES MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT TO THE RS EMERGING GROWTH FUND OR ITS PRINCIPAL UNDERWRITER UNLESS (i) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (ii) IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE FUND SUCH REGISTRATION IS NOT REQUIRED."


and, further, the Acquiring Fund will issue stop transfer instructions to the Acquiring Fund's transfer agent with respect to such shares. The Acquired Fund will provide the Acquiring Fund on the Exchange Date with the name of any Acquired Fund shareholder who is to the knowledge of the Acquired Fund an affiliate of the Acquired Fund on such date.


     14. COVENANTS, ETC. DEEMED MATERIAL. All covenants, agreements, representations, and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding an investigation made by them or on their behalf.


     15. SOLE AGREEMENT; AMENDMENTS; GOVERNING LAW. This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except by a letter of agreement signed by each party hereto, and shall be construed in accordance with and governed by the laws of The Commonwealth of Massachusetts.


     16. AGREEMENT AND DECLARATION OF TRUST. A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the trustees of the Trust on behalf of the Acquired Fund and on behalf of the Acquiring Fund, as trustees and not individually and that the obligations of this instrument are not binding upon any of the trustees, officers or shareholders of the Trust individually but are binding only upon the assets and property of the Acquired Fund and the Acquiring Fund, as the case may be.


                               RS INVESTMENT TRUST,

                               on behalf of its RS Aggressive Growth Fund series

                               By: /s/ G. RANDALL HECHT
                               -------------------------
                               Name: G. Randall Hecht
                               Title: President

                               RS INVESTMENT TRUST,

                               on behalf of its RS Emerging Growth Fund series

                               By: /s/ G. RANDALL HECHT
                               -------------------------
                               Name: G. Randall Hecht
                               Title: President

                                   APPENDIX B

                         MANAGEMENT'S DISCUSSION OF THE
                        EMERGING GROWTH FUND PERFORMANCE

[THE FOLLOWING DISCUSSION HAS BEEN REPRINTED FROM THE ANNUAL REPORT. IT HAS NOT BEEN UPDATED FOR PERIODS AFTER THE EMERGING GROWTH FUND'S 2001 FISCAL YEAR.]

For the year 2001, the Emerging Growth Fund declined 27.31%, while its benchmark, the Russell 2000(R) Growth Index(1), fell 9.23%. For the fourth quarter, the Emerging Growth Fund and the index returned 28.88% and 26.16%, respectively.

THE INTERNET BUBBLE. The Emerging Growth Fund's performance was adversely affected by the rapidly decelerating economy and the decline in our Internet investments. During 2001 we sold a number of dot-com positions, but we continue to have exposure in some Internet or Internet-related companies. We are not backing off from our belief in the future explosive growth of the Internet and secular growth in the technology that supports and enhances its functionality. The Internet's revolutionary aspects will be the combination of a brand-new entertainment medium, an interactive communications vehicle, and a technology platform upon which applications will easily run. We are still bullish on this area, but it is important to buy stocks at the right time rather than merely have exposure to the sector.

STOCKS THAT WORKED. Many of the portfolio's best performing stocks were in the tech sector. Among the top gainers was Overture Services, Inc., formerly known as GoTo.com. The company operates an online marketplace that introduces consumers and businesses that search the Internet to advertisers who provide products and services. Overture makes these introductions possible through its search service, which enables advertisers to bid in an ongoing auction for priority placement in its search results. The company dominates the commercial search market. We believe that Overture will increase its market share and boost profit margins in the years ahead. Other top performers included NVIDIA Corporation and Expedia, Inc. NVIDIA designs graphics processors for personal computers and digital entertainment. Its chip products, which improve graphics performance, dominate the desktop computer market. Expedia is an online travel company for leisure and small-business travelers. Its loyal audience enjoys using the service to obtain price, scheduling, and availability information. Expedia can also offer discounts, because it buys up airplane seats and hotel rooms, receiving quantity discounts, and then resells them. Hotels and

-------------------
      (1) The Russell 2000(R) Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2000(R) Index (the 2,000 smallest companies in the Russell 3000(R) Index which consist of the largest U.S. companies based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values. Investment results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index and, unlike the Emerging Growth Fund, it does not incur fees and expenses.

airlines are willing to offer price cuts because they do not have a direct relationship with the customer.

GOOD IDEAS AT THE TIME. Revenue and earnings growth for our companies decelerated from a median of more than 100% at the end of 2000 to possibly 0% at the end of 2001. In addition, companies failed to meet already lowered earnings and revenue estimates. Our largest mistake in 2001 was staying bullish through the summer months and assuming incorrectly that large corporate enterprises would return to normal technology spending patterns. We were premature in this assessment. In addition, we invested in emerging growth companies in the software area, thinking that they were more immune to the downturn. They were not. We also invested in the new emerging growth area of wireless data technology. However, consumers, having just upgraded their cellular phones, were not willing to upgrade again for data capability.

SEPTEMBER 11. The terrorist attacks took some risk out of the market because of the steep sell-off that occurred. While others were selling when trading resumed on September 17, we were buying shares of excellent companies at bargain prices, particularly software and hardware stocks such as Siebel Systems, Inc., Quest Software, Inc., Marvell Technology Group, Ltd., and online travel reservation provider Expedia. In the months that followed, tech stocks made a strong move, with the consensus that a return to growth was likely in mid-2002. September 11 also brought more focus to the market on price/earnings ratios and earnings and less on future value. Time horizons will be short until we have a more peaceful environment.

OUTLOOK FOR 2002. Typically small-cap emerging growth stocks have outperformed more value-oriented names coming out of a recession. Furthermore, the collapse of the venture capital market enhances the competitiveness of smaller companies. The second, third, and fourth competitors in an emerging niche will not get financed, helping our companies gain a foothold without as much price competition or new entrants. An immediate advantage for next year is better profit comparisons against 2001. And as the economy gradually improves, many companies will be ready to resume their technology spending.

For the past several quarters, the market has paid an increasing premium for companies with stable visible earnings but slow growth rates. When economic reality returns and fear recedes, we believe that the leading companies of the New Economy will roar by the stable earners.

Thank you for your continued support.


/s/ JIM CALLINAN

Jim Callinan
Portfolio Manager

RESULTS OF A HYPOTHETICAL $10,000 INVESTMENT(2)

If invested on November 30, 1987

[LINE CHART]



           EGF           R 2000 DIV
 DATE      10K           GROWTH 10K(1)
 ----      ---           ----------

12/87      $  12,611     $  11,040
3/88       $  13,892     $  12,963
6/88       $  15,222     $  13,786
9/88       $  14,114     $  13,406
12/88      $  14,383     $  13,289
3/89       $  15,728     $  14,276
6/89       $  16,709     $  15,200
9/89       $  18,924     $  16,558
12/89      $  20,776     $  15,970
3/90       $  21,139     $  15,545
6/90       $  24,638     $  16,526
9/90       $  19,290     $  12,214
12/90      $  22,765     $  13,189
3/91       $  29,339     $  17,219
6/91       $  26,862     $  16,622
9/91       $  31,544     $  18,415
12/91      $  36,140     $  19,940
3/92       $  35,561     $  20,486
6/92       $  29,428     $  18,026
9/92       $  28,974     $  18,375
12/92      $  35,218     $  21,490
3/93       $  30,891     $  21,105
6/93       $  30,744     $  21,713
9/93       $  35,365     $  23,740
12/93      $  37,759     $  24,364
3/94       $  38,578     $  23,371
6/94       $  35,428     $  21,898
9/94       $  41,014     $  23,944
12/94      $  40,765     $  23,772
3/95       $  43,213     $  25,076
6/95       $  42,392     $  27,563
9/95       $  49,180     $  30,698
12/95      $  49,045     $  31,151
3/96       $  50,730     $  32,941
6/96       $  57,062     $  34,866
9/96       $  57,884     $  34,569
12/96      $  59,585     $  34,660
3/97       $  51,242     $  31,025
6/97       $  62,969     $  36,471
9/97       $  76,240     $  42,642
12/97      $  70,633     $  39,147
3/98       $  83,544     $  43,798
6/98       $  85,280     $  41,282
9/98       $  65,347     $  32,052
12/98      $  90,424     $  39,628
3/99       $ 115,680     $  38,962
6/99       $ 135,341     $  44,708
9/99       $ 145,861     $  42,509
12/99      $ 255,502     $  56,705
3/00       $ 305,069     $  61,968
6/00       $ 271,463     $  57,400
9/00       $ 260,303     $  55,120
12/00      $ 191,531     $  43,986
3/01       $ 134,664     $  37,299
6/01       $ 157,158     $  44,003
9/01       $ 108,035     $  31,647
12/01      $ 139,232     $  39,927

PERFORMANCE UPDATE (DATA AS OF DECEMBER 31, 2002)(2)



                         1-YEAR TOTAL   5-YEAR ANNUAL   10-YEAR AVERAGE
                            RETURN      AVERAGE RETURN   ANNUAL RETURN
                         ------------  ---------------  ---------------
RS Emerging
Growth Fund                -27.31%         18.50%           14.44%


Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

-------------------
      (1) The Russell 2000(R) Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2000(R) Index (the 2,000 smallest companies in the Russell 3000(R) Index which consist of the largest U.S. companies based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values. Investment results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index and, unlike the Emerging Growth Fund, it does not incur fees and expenses.
      (2) The value at September 30, 2002 of a hypothetical $10,000 investment in the Emerging Growth Fund made on November 30, 1987 would be $77,013, and the value of the Russell 2000(R) Growth Index would be $25,899. The 1-Year Total Return and the 5-Year and 10-Year Annual Average
Total Returns of the Emerging Growth Fund through September 30, 2002 are -28.72%, 0.20%, and 10.27%, respectively.

                                   APPENDIX C

                             FINANCIAL HIGHLIGHTS
                          OF THE EMERGING GROWTH FUND

The financial highlights table below provides information relating to the Emerging Growth Fund for the past five fiscal years and for the six-month period ended June 30, 2002. Certain information reflects results for a single Fund share. Total return represents the rate at which an investor would have earned or lost on an investment in the Emerging Growth Fund (assuming reinvestment of all dividends and distributions). Information for the period ended June 30, 2002 is unaudited; information for earlier periods has been audited by Pricewaterhouse Coopers L.L.P., whose report, along with the Emerging Growth Fund's financial statements, is included in the Annual Report.



                                         SIX MONTHS      YEAR ENDED      YEAR ENDED      YEAR ENDED     YEAR ENDED      YEAR ENDED
                                       ENDED 6/30/02      12/31/01        12/31/00        12/31/99      12/31/98(2)    12/31/97(2)
  Net asset value, beginning of            $32.00          $44.02          $60.67          $22.95         $18.71          $20.07
  period

  Net investment income/(loss)             (0.18)          (0.29)          (0.47)           0.14          (0.20)          (0.14)
  Net realized and unrealized              (8.95)         (11.73)         (14.74)          40.89           5.32            3.80
  gain/(loss)

  TOTAL OPERATIONS                         (9.13)         (12.02)         (15.21)          41.03           5.12            3.66

  Distributions from net investment          --              --              --              --             --              --
  income

  Distribution from net realized             --              --            (1.44)          (3.31)         (0.88)          (5.02)
  capital gains

  Net asset value, end of period          $22.87          $32.00          $44.02          $60.67         $22.95          $18.71

  TOTAL RETURN(1)                         (28.53)%        (27.31)%        (25.04)%        182.56%         28.02%          18.54%

  Net assets, end of period             $1,678,089        $2,473,783      $3,867,028      $3,579,620      $403,330        $248,730
  (thousands)
  Net ratio of expenses to average         1.44%           1.37%           1.29%           1.51%           1.47%          1.50%
  net assets(1)
  Gross ratio of expenses to average       1.63%           1.59%           1.50%           1.51%           1.47%          1.50%
  net assets(1)
  Net ratio of net investment             (1.27)%         (0.79)%         (0.82)%         (1.19)%         (1.03)%        (0.68)%
  income/(loss) to average net
  assets(1)

  Gross ratio of net investment           (1.46)%         (1.01)%         (1.03)%         (1.19)%         (1.03)%        (0.68)%
  income/(loss) to average net
  assets(1)

  Portfolio turnover rate(1)                72%             148%            157%            177%           291%            462%


  (1) Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate.

  (2) Per-share data has been determined by using the average number of shares outstanding throughout the period.

                               RS INVESTMENT TRUST

                             RS EMERGING GROWTH FUND

                                    FORM N-14
                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

                                November 26, 2002

     This Statement of Additional Information (the "SAI") relates to the proposed merger (the "Merger") of RS Aggressive Growth Fund (the "Acquired Fund") into RS Emerging Growth Fund (the "Acquiring Fund" and, together, the "Funds"). Both funds are series of RS Investment Trust (the "Trust").

     This SAI contains information which may be of interest to shareholders but which is not included in the Prospectus/Proxy Statement dated November 26, 2002 (the "Prospectus/Proxy Statement") which relates to the Merger. As described in the Prospectus/Proxy Statement, the Merger would involve the transfer of all the assets of the Acquired Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption of all the liabilities of the Acquired Fund. The Acquired Fund would distribute the Acquiring Fund shares it receives to its shareholders in complete liquidation of the Acquired Fund.

     This SAI is not a prospectus and should be read in conjunction with the Prospectus/Proxy Statement. The Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing to RS Investment Trust at 388 Market Street, San Francisco, California 94111, or by calling 1-800-766-FUND.

                                Table of Contents
I.   ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND AND THE ACQUIRED FUND        2

II.  FINANCIAL STATEMENTS -- INCORPORATION BY REFERENCE                           2


I.  ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND AND THE ACQUIRED FUND.

     This SAI is accompanied by the Statement of Additional Information of the Trust dated May 1, 2002, as revised August 30, 2002 (the "Trust SAI"), which has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Trust SAI contains additional information about the Acquiring Fund and the Acquired Fund. The information regarding the Acquired Fund and the Acquiring Fund contained in the Trust SAI is incorporated by reference into this SAI.

II.  FINANCIAL STATEMENTS.

     INCORPORATION BY REFERENCE: This SAI is accompanied by the Annual
Report to Shareholders of the Trust for the year ended December 31, 2001 (the "Annual Report"). The Annual Report contains historical financial information regarding both the Acquired Fund and the Acquiring Fund. The Annual Report, including the report of PricewaterhouseCoopers L.L.P. contained therein, has been filed with the Securities and Exchange Commission, and the financial statements relating to the Acquired Fund and the Acquiring Fund, and such report of PricewaterhouseCoopers L.L.P., included in the Annual Report are incorporated herein by reference.

     This SAI is also accompanied by the Semi-Annual Report to Shareholders of the Trust for the period ended June 30, 2002 (the "Semi-Annual Report"). The Semi-Annual Report contains unaudited historical information regarding both the Acquired Fund and the Acquiring Fund. The Semi-Annual Report has been filed with the Securities and Exchange Commission, and the financial statements relating to the Acquired Fund and the Acquiring Fund included in the Semi-Annual Report are incorporated herein by reference.

     No pro forma combined financial statements have been included because, at the date of the filing of the Trust's Registration Statement on Form N-14, the net asset value of the Acquired Fund was less than ten percent of the net asset value of the Acquiring Fund.

                               RS INVESTMENT TRUST
                                    FORM N-14
                                     PART C
                                OTHER INFORMATION

Item 15. INDEMNIFICATION

Under the terms of Registrant's By-laws, Article VI, Registrant is required, subject to certain exceptions and limitations, to indemnify and insure its trustees, officers, employees, agents and other persons who may be indemnified by Registrant under the Investment Company Act of 1940, as amended, (the "1940 Act").

Insofar as indemnification for liabilities arising under the Securities Act is permitted to trustees and officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification by Registrant is against public policy as expressed in the Securities Act, and therefore may be unenforceable. In the event that a claim for such indemnification (except insofar as it provides for the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person in the successful defense of any action, suit or proceeding) is asserted against Registrant by any trustee, officer or controlling person and the Securities and Exchange Commission is still of the same opinion, Registrant will, unless in the opinion of its counsel the matter has been settled by a controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act, and will be governed by the final adjudication of such issue.

The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.


Item 16. EXHIBIT INDEX

Exhibit No.       Exhibit Title

     (1)          (a)  Amended and Restated Agreement and Declaration of Trust
                       of Registrant.  /A/
                  (b) Amendment to Amended and Restated Agreement and Declaration of Trust of Registrant. /A/

     (2)          Copy of By-Laws of Registrant as amended July 22, 1997. /B/

     (3) Voting trust agreement affecting more than 5% of any class of equity securities- None.

     (4) Form of Agreement and Plan of Reorganization - Filed as Appendix A to Part A hereof.

     (5)          (a)  Specimen Share Certificate.  /C/

                  (b) Portions of Amended and Restated Agreement and Declaration of Trust Relating to Shareholders'
                       Rights. /A/
                  (c)  Portions of By-Laws Relating to Shareholders' Rights. /A/

     (6)          (a)  Investment Advisory Agreement between RS Investment
                       Management, L.P. and Registrant.  /A/
                  (b) Form of Revised Schedule 1 to Investment Advisory Agreement. /D/
                  (c) Form of Further Revised Schedule 1 to Investment Advisory Agreement. /E/

     (7)          Form of Distribution Agreement with PFPC Distributors, Inc.
                  /D/

     (8)          Bonus, profit-sharing or pension plans - None.

     (9) Form of Custodian Agreement between Registrant and PFPC Trust Company. /A/

     (10)         Restated Distribution Plan pursuant to Rule 12b-1.  /D/

     (11) Opinion and Consent of Counsel as to the legality of securities being registered- previously filed.


     (12) Opinion and Consent of Counsel as to tax matters- to be filed by post- effective amendment.

     (13)         (a) Administrative Services Agreement.  /A/
                  (b) Form of Sub-Administration and Accounting Services
                      Agreement between Registrant and PFPC, Inc.  /A/
                  (c) Form of Revised Schedule A to Administrative Services
                      Agreement.  /F/
                  (d) Form of Further Revised Schedule A to Administrative
                      Services Agreement.  /G/
                  (e) Form of Further Revised Schedule A to Administrative
                      Services Agreement.  /D/
                  (f) Form of Further Revised Schedule A to Administrative
                      Services Agreement.  /E/
                  (g) Form of Amendment to Administrative Services
                      Agreement.  /E/

     (14)         Consent of Independent Accountants- filed herewith.

     (15)         Financial Statements omitted pursuant to Item 14(a)(1)- None.

     (16)         Power of Attorney- previously filed.

     (17)         Form of Proxy- filed herewith.

Item 17. UNDERTAKINGS

     (1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     (2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment of the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

     (3) Pursuant to the requirements of Form N-14, Registrant agrees to file, by post-effective amendment, an opinion of counsel or a copy of an Internal Revenue Service ruling supporting the tax consequences of the proposed merger described in the Prospectus/Proxy Statement that is a part of this Registration Statement within a reasonable time after receipt of such opinion or ruling.

Incorporated by a reference to corresponding exhibits:


/A/ Incorporated by reference to Post-Effective Amendment No. 34 to Registrant's Registration Statement on Form N-1A (the "N-1A Registration Statement") filed on March 4, 1999. (Accession No. 0001047469-99-008510)
/B/ Incorporated by reference to Post-Effective Amendment No. 30 to the N-1A Registration Statement on December 29, 1997. (Accession No. 0001047469-97-008999)
/C/ Incorporated by reference to the N-1A Registration Statement filed on August 12, 1987.
/D/ Incorporated by reference to Post-Effective Amendment No. 40 to the N-1-A Registration Statement on January 9, 2001. (Accession No. 0000912057-01-000815)
/E/ Incorporated by reference to Post-Effective Amendment No. 43 to the N-1A Registration Statement on May 1, 2002. (Accession No. 0000912057-02-017969)
/F/ Incorporated by reference to Post-Effective Amendment No. 36 to the N-1A Registration Statement on October 8, 1999. (Accession No. 0001047469-99-038109)
/G/ Incorporated by reference to Post-Effective Amendment No. 37 to the N-1A Registration Statement on February 18, 2000. (Accession No. 0000912057-00-007715)

                                     NOTICE

A copy of the Agreement and Declaration of Trust of RS Investment Trust (the "Trust"), together with all amendments thereto, is on file with the Secretary of State of the Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Trust by an officer of the Trust as an officer and not individually and that the obligations of or arising out of this instrument are not binding upon any of the Trustees of the Trust or shareholders of any series of the Trust individually but are binding only upon the assets and property of the Trust or the respective series.



                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for the effectiveness of this registration statement under Rule 485(b) under the Securities Act, and has duly caused this Post-Effective Amendment No. 1 to be signed on its behalf by the undersigned, thereto duly authorized, in the City and County of San Francisco and State of California on the 26th day of November, 2002.


                                   RS INVESTMENT TRUST


                                            G. RANDALL HECHT*
                                   By:
                                      -------------------------------------
                                      President and Principal Executive Officer


As required by the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement on Form N-14 of RS Investment Trust has been signed below by the following persons in the capacities and on the dated indicated.



SIGNATURE                                       CAPACITY
G. RANDALL HECHT*                               Principal Executive Officer and Trustee         November 26, 2002
----------------------------------
G. Randall Hecht

/s/ STEVEN COHEN                                Chief Financial and Accounting Officer          November 26, 2002
----------------------------------
Steven Cohen

LEONARD B. AUERBACH*                            Trustee                                         November 26, 2002
----------------------------------
Leonard B. Auerbach

JOHN W. GLYNN, JR.*                             Trustee                                         November 26, 2002
----------------------------------
John W. Glynn, Jr.

JEROME S. CONTRO*                               Trustee                                         November 26, 2002
----------------------------------
Jerome S. Contro

                                                Trustee
----------------------------------
Michael G. McCaffery



*BY /s/ STEVEN COHEN
   --------------------------------------------
  STEVEN COHEN, ATTORNEY-IN-FACT PURSUANT
   TO THE POWERS OF ATTORNEY PREVIOUSLY FILED.

EXHIBIT INDEX

EXHIBIT NO.                EXHIBIT TITLE




Exhibit 14:                Consent of PricewaterhouseCoopers L.L.P.

Exhibit 17:                Form of Proxy